Exhibit 3.1

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz
                                                                        Entity #
                                                                   E0940942006-9
                                                                 Document Number
                                                                  20060825241-30

                                                                     Date Filed:
                                                          12/26/2006 12:50:38 PM
                                                                In the office of
                                                                 /s/ Dean Heller
                                                                     Dean Heller
                                                              Secretary of State

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation: KITCHER RESOURCES INC.

2. Resident Agent Name &
   Street Address:               Resident Agents of Nevada, Inc.
                                 711 S. Carson Street, Suite 4
                                 Carson City, NEVADA 89701

3. Shares:                       Number of Shares with par value: 75,000
                                 Par value: .001

4. Name & Address of Board
   Of Directors/Trustees:        Raminder Badyal
                                 711 S. Carson Street, Suite 4
                                 Carson City, NV  89701

5. Purpose:                      The purpose of this Corporation shall be:
                                 Any legal purpose

6. Name, Address & Signature
   Of Incorporator:              Sandra L. Miller           /s/ Sandra L. Miller
                                 711 S. Carson Street, Suite 4
                                 Carson City, NV  89701
7. Certificate of Acceptance
   Of Appointment of Resident
   Agent:                        I hereby accept appointment as Resident Agent
                                 for the above named corporation.

                                 /s/ Sandra L. Miller                12/26/2006
                                 ----------------------------        ----------
                                 Authorized Signature of R.A.           Date

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz
                                                                        Entity #
                                                                   E0940942006-9
                                                                 Document Number
                                                                  20060841781-07

                                                                     Date Filed:
                                                              12/27/2006 7:07 AM
                                                                In the office of
                                                                 /s/ Dean Heller
                                                                     Dean Heller
                                                              Secretary of State

                            CERTIFICATE OF AMENDMENT
                              (PURSUANT TO NRS 78)
              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
               (Pursuant to NRS 78.380 - Before Issuance of Stock)

1.   Name of Corporation: KITCHER RESOURCES INC.

2.   The articles have been amended as follows:

     ARTICLE 3:  SHARES

     Number of Shares with par value: 75,000,000
     Par Value: $0.001

3. The undersigned declare that they constitute at least two-thirds of the incorporators [X], or of the board of directors [ ].

4.   Effective date of filing (optional):

5. The undersigned affirmatively declare that to the date of this certificate no stock of the corporation has been issued.

6.   Signatures


/s/ Sandra L. Miller
--------------------------
Signature